Cover	Aug. 27, 2026
Entity Information [Line Items]
Amendment Flag	false
Entity Central Index Key	0002062426
Document Type	S-6
Entity Registrant Name	SmartTrust 758
Document Period End Date	Aug. 27, 2026
PORTFOLIO OF CLOSED-END FUND OPPORTUNITIES TRUST
Entity Information [Line Items]
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]	The trust seeks to achieve its objective through investment in the common stock of closed-end investment companies, known as closed-end funds. The sponsor selects the closed-end funds that it believes are well positioned to provide for total return potential over the term of the trust within a well-diversified, dividend paying portfolio. To select the portfolio of the trust, the sponsor followed a disciplined process which includes both quantitative screening and qualitative analysis.
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Under normal circumstances, at least 80% of the trust’s net assets will be invested in closed-end funds.